Securities Act File No. 333-190432

Investment Company Act File No. 811-22875

BLUESTONE COMMUNITY DEVELOPMENT FUND

Ticker: BLUCX

March 24, 2020

Supplement to the Prospectus dated October 23, 2019, as previously supplemented

This Supplement amends the Prospectus of Bluestone Community Development Fund (the “Fund”). It should be retained and read in conjunction with the Prospectus.

The disclosure in the Prospectus under the section titled “Prospectus Summary – Risks” is hereby amended to include the following:

Recent Market Events Risk

The spread of the novel coronavirus worldwide has resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, quarantines, cancellations, market declines, the closing of borders, restrictions on travel and widespread concern and uncertainty. Efforts to combat the spread of the novel coronavirus within the U.S. have caused significant disruptions to the operations of many small business borrowers utilizing the SBA 504 Program and may have adverse effects on their long-term health and viability. As a result, the market for 504 First Lien Loans and the value of 504 First Lien Loans held by the Fund is being negatively affected by these market conditions and may also be negatively affected in the future by increased rates of default and foreclosure, loan repayment deferral or forbearance requests by borrowers, lower loan origination volumes and the availability of other government loan and relief programs. In addition, the spread of the novel coronavirus may exacerbate certain risks discussed elsewhere in this Prospectus, including 504 First Lien Loans risk, hospitality industry concentration risk, credit risk, valuation risk, liquidity risk and interest rate risk. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The disclosure in the Prospectus under the section titled “Risks” is hereby amended to include the following:

Recent Market Events Risk

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of global pandemics and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In particular, the spread of the novel coronavirus worldwide has resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, quarantines, cancellations, market declines, the closing of borders, restrictions on travel and widespread concern and uncertainty. It is not possible to know the extent of these impacts, and they may be short term or may last for an extended period of time. In addition, the Fund may face challenges with respect to its day-to-day operations if key personnel of the Fund’s investment adviser or other service providers are unavailable due to quarantines and restrictions on travel.

Efforts to combat the spread of the novel coronavirus within the U.S. have caused significant disruptions to the operations of many small business borrowers utilizing the SBA 504 Program and may have adverse effects on their long-term health and viability. As a result, the market for 504 First Lien Loans and the value of 504 First Lien Loans held by the Fund is being negatively affected by these market conditions and may be negatively affected in the future by increased rates of default and foreclosure, loan repayment deferral or forbearance requests by borrowers, lower loan origination volumes and the availability of other government loan and relief programs. In addition, the spread of the novel coronavirus may exacerbate certain risks discussed elsewhere in this Prospectus, including 504 First Lien Loans risk, hospitality industry concentration risk, credit risk, valuation risk, liquidity risk and interest rate risk. While federal and state governments have enacted measures to alleviate some of the negative economic consequences on U.S. businesses, it is not possible to anticipate how effective these measures will be. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Please retain this Supplement for future reference.